POWER OF ATTORNEY
Athene Annuity & Life Assurance Company of New York
I hereby constitute and appoint Blaine T. Doerrfeld or Christian G. Jefferson as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution for me and in my name, place and stead, in any and all capacities, to sign any and all documents to be filed under the registration statements for the Athene® Amplify 2.0 NF Single Purchase Payment Index-Linked Deferred Annuity Contract, or such other names as may be used for such index- linked deferred annuity contracts, to be filed with the Securities and Exchange Commission by Athene Annuity & Life Assurance Company of New York pursuant to the Securities Act of 1933, as amended, by means of the Securities and Exchange Commission’s electronic disclosure system known as EDGAR or otherwise, and to file any amendments thereto and all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to sign and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as could be done in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or any substitute thereof, may lawfully do or cause to be done by virtue of this power of attorney.

Signature:	/s/ Mitra Hormozi
Name:	Mitra Hormozi
Title:	Director
Date:	January 6, 2025

POWER OF ATTORNEY
Athene Annuity & Life Assurance Company of New York
I hereby constitute and appoint Blaine T. Doerrfeld or Christian G. Jefferson as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution for me and in my name, place and stead, in any and all capacities, to sign any and all documents to be filed under the registration statements for the Athene® Amplify 2.0 NF Single Purchase Payment Index-Linked Deferred Annuity Contract, or such other names as may be used for such index- linked deferred annuity contracts, to be filed with the Securities and Exchange Commission by Athene Annuity & Life Assurance Company of New York pursuant to the Securities Act of 1933, as amended, by means of the Securities and Exchange Commission’s electronic disclosure system known as EDGAR or otherwise, and to file any amendments thereto and all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to sign and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as could be done in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or any substitute thereof, may lawfully do or cause to be done by virtue of this power of attorney.

Signature:	/s/ Lawrence Ruisi
Name:	Lawrence Ruisi
Title:	Director
Date:	December 18, 2024

POWER OF ATTORNEY
Athene Annuity & Life Assurance Company of New York
I hereby constitute and appoint Blaine T. Doerrfeld or Christian G. Jefferson as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution for me and in my name, place and stead, in any and all capacities, to sign any and all documents to be filed under the registration statements for the Athene® Amplify 2.0 NF Single Purchase Payment Index-Linked Deferred Annuity Contract, or such other names as may be used for such index- linked deferred annuity contracts, to be filed with the Securities and Exchange Commission by Athene Annuity & Life Assurance Company of New York pursuant to the Securities Act of 1933, as amended, by means of the Securities and Exchange Commission’s electronic disclosure system known as EDGAR or otherwise, and to file any amendments thereto and all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to sign and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as could be done in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or any substitute thereof, may lawfully do or cause to be done by virtue of this power of attorney.

Signature:	/s/ Francis Sabatini
Name:	Francis Sabatini
Title:	Director
Date:	December 19, 2024

POWER OF ATTORNEY
Athene Annuity & Life Assurance Company of New York
I hereby constitute and appoint Blaine T. Doerrfeld or Christian G. Jefferson as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution for me and in my name, place and stead, in any and all capacities, to sign any and all documents to be filed under the registration statements for the Athene® Amplify 2.0 NF Single Purchase Payment Index-Linked Deferred Annuity Contract, or such other names as may be used for such index- linked deferred annuity contracts, to be filed with the Securities and Exchange Commission by Athene Annuity & Life Assurance Company of New York pursuant to the Securities Act of 1933, as amended, by means of the Securities and Exchange Commission’s electronic disclosure system known as EDGAR or otherwise, and to file any amendments thereto and all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to sign and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as could be done in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or any substitute thereof, may lawfully do or cause to be done by virtue of this power of attorney.

Signature:	/s/ Hope Taitz
Name:	Hope Taitz
Title:	Director
Date:	December 23, 2024

POWER OF ATTORNEY
Athene Annuity & Life Assurance Company of New York
I hereby constitute and appoint Blaine T. Doerrfeld or Christian G. Jefferson as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution for me and in my name, place and stead, in any and all capacities, to sign any and all documents to be filed under the registration statements for the Athene® Amplify 2.0 NF Single Purchase Payment Index-Linked Deferred Annuity Contract, or such other names as may be used for such index- linked deferred annuity contracts, to be filed with the Securities and Exchange Commission by Athene Annuity & Life Assurance Company of New York pursuant to the Securities Act of 1933, as amended, by means of the Securities and Exchange Commission’s electronic disclosure system known as EDGAR or otherwise, and to file any amendments thereto and all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to sign and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as could be done in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or any substitute thereof, may lawfully do or cause to be done by virtue of this power of attorney.

Signature:	/s/ Martin Klein
Name:	Martin Klein
Title:	Director
Date:	January 6, 2025

POWER OF ATTORNEY
Athene Annuity & Life Assurance Company of New York
I hereby constitute and appoint Blaine T. Doerrfeld or Christian G. Jefferson as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution for me and in my name, place and stead, in any and all capacities, to sign any and all documents to be filed under the registration statements for the Athene® Amplify 2.0 NF Single Purchase Payment Index-Linked Deferred Annuity Contract, or such other names as may be used for such index- linked deferred annuity contracts, to be filed with the Securities and Exchange Commission by Athene Annuity & Life Assurance Company of New York pursuant to the Securities Act of 1933, as amended, by means of the Securities and Exchange Commission’s electronic disclosure system known as EDGAR or otherwise, and to file any amendments thereto and all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to sign and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as could be done in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or any substitute thereof, may lawfully do or cause to be done by virtue of this power of attorney.

Signature:	/s/ Louis-Jacques Tanguy
Name:	Louis-Jacques Tanguy
Title:	Director
Date:	4/11/2025